                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1995 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1996-E (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from February 1, 1997 to February 28, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of March, 1997.

                                               GREEN TREE FINANCIAL CORP.





                                               BY: /s/ Phyllis A. Knight
                                                   ----------------------
                                                   Phyllis A. Knight
                                                   Vice President and Treasurer

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1996-E (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.  The contracts on the attached schedule are to be repurchased   by the
    Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 6.02 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of February, 1997.

                                            GREEN TREE FINANCIAL CORP.


                                            BY: /s/ Phyllis A. Knight
                                                ------------------------
                                                Phyllis A. Knight
                                                Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                CERTIFICATES FOR HOME IMPROVEMENT LOANS   7.20%
                                GREEN TREE TRUST
                                     1996-E
                                 MONTHLY REPORT
                                 FEBRUARY 1997

                                                                     Distribution Date:3/17/97
                                                                        CUSIP # 393505 PR7
                                                                      Trust Account 3335178-0
A.       Collected Amount                                                        $  976,157.48

B.       Delinquent Payments Advanced/Recovered                                       5,739.55

C.       Aggregate Repurchase Price for Contracts to be Repurchased                        .00

D.       Amount Available (A+B+C)                                                   981,897.03

E.       Monthly Interest (7.20%)                                                   137,054.04

F.       Monthly Principal

             (1) Regular Principal Payments                           247,756.84
             (2) Principal Prepayments                                433,323.21
             (3) Delinquent Principal Advanced                         24,528.54
             (4) Net Losses                                            16,381.38
             (5) Contracts Repurchased due to Breach of
                 Representations and Warranties (see attached)               .00
             (6) Bankruptcy Write-down                                       .00
             (7) Delinquent Payments Recovered                        (20,691.49)
             (8) Unpaid Principal from Prior Months                          .00

                                       Total Principal                701,298.48

G.       Monthly Servicing Fee (.75%)                                                14,276.46

H.       Advanced Reimbursed                                                         33,325.72

I.       Guaranty Fee                                                               129,268.05

J.       Shortfall [(E+F+(if Company is not Servicer)G)-D]                                 .00

K.       Guaranty Payment (lesser of J or Guaranty Amount from prior month)                .00

L.       Aggregate Certificate Principal Balance                                 22,141,042.27


                        GREEN TREE FINANCIAL CORPORATION
                CERTIFICATES FOR HOME IMPROVEMENT LOANS   7.20%
                                GREEN TREE TRUST
                                     1996-E
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 2
                                                       Distribution Date:3/17/97
                                                              CUSIP # 393505 PR7
                                                         Trust Account 3335178-0

M.       New Guaranty Amount (lesser of(1)Guaranty Amount
         from prior month -K or (2)L)                                             2,587,954.05

N.       Pool Scheduled Principal Balance                                        22,141,042.27
O.       Pool Factor

         (1)   Previous Month Pool Factor                                            .84325415
         (2)   Current Month Pool Factor                                             .81736482

P.       Aggregate Scheduled Balances and Number of Delinquent Contracts

         (1)  31-59 days                  90,671.48          20
         (2)  60-89 days                  28,708.07           5
         (3)  90 days or more             28,321.24           5

Q.       Liquidated Contracts                                                        16,479.65

         (1) Net Liquidation Loss                             3                      17,649.86

R.       Number of Loans Remaining                                                       4,555

S.       Number of Principal Balance of Contracts with FHA
         Claims finally rejected, or no FHA claim was submitted
         because FHA Insurance was unavailable               #6                      28,333.13

T.       Average Sixty-Day Delinquency Ratio                                               .26%

U.       Current Realized Loss Ratio                                                       .08%

V.       Cumulative Realized Loss Ratio                                                    .22%

Please contact the Bondholder Relations Department of First Trust National Association at (612) 973-6700 with any questions regarding this Statement or your Distribution.